UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 22, 2006

Exact name of registrant as specified in its charter; Commission
File No.: Duquesne Light Holdings, Inc.1-10290 and Duquesne Light
Company 1-956

Address of principal executive offices; zip code; registrant's telephone number, including area code: 411 Seventh Avenue, Pittsburgh, PA 15219, 412-393-6000 and 411 Seventh Avenue,
Pittsburgh, PA  15219, 412-393-6000

State or other jurisdiction of incorporation or organization; IRS
Employer Identification No.: Pennsylvania, 25-1598483 and
Pennsylvania 25-0451600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]  Pre-commencement communications pursuant to Rule 14d-2(b)
    under the Exchange Act    (17 CFR 240.14d-2(b))
[]  Pre-commencement communications pursuant to Rule 13e-4(c)
    under the Exchange Act    (17 CFR 240.13e-4(c))


Item 1.01.	Entry into a Material Definitive Agreement.

On February 22 and 23, 2006, the Board of Directors of Duquesne
Light Holdings, Inc. approved the following salary levels for the executive officers named below:

Name					Title			Salary
Morgan K. O'Brien	President and 				$504,000
				Chief Executive Officer
Joseph G. Belechak	Senior Vice President and		$289,783
				 Chief Operations Officer
Maureen L. Hogel	Senior Vice President and		$285,794
				 Chief Legal & Administrative
				 Officer
James E. Wilson		Vice President -			$201,600
				 Corporate Development
William F. Fields	Vice President and Treasurer		$187,625

All the above individuals are executive officers of both Duquesne
Light Holdings, Inc. and Duquesne Light Company, except for
Mr. Wilson, who is an executive officer of Duquesne Light
Holdings, Inc. only.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Duquesne Light Holdings, Inc.
	(Registrant)
    /s/Mark E. Kaplan
	(Signature)
      Mark E. Kaplan
Senior Vice President and Chief Financial Officer
Date: February 28, 2006

Duquesne Light Company
	(Registrant)
    /s/ Mark E. Kaplan
	(Signature)
      Mark E. Kaplan
Senior Vice President and Chief Financial Officer
Date: February 28, 2006